Electronically Filed
05/06/2016 11:00:56 AM

[signature]

CLERK OF THE COURT

**ORDR**
BRYAN R. CLARK, ESQ.
Nevada Bar No: 4442
BRYAN R. CLARK, P.C.
5915 Edmond St., Ste. 125
Las Vegas, NV 89118
Tel: (702) 825-2758
Email: bryan@clarklg.com
*Attorney for Custodian*

**EIGHTH JUDICIAL DISTRICT COURT**

**CLARK COUNTY, NEVADA**

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| In the Matter of:<br><br>ASIARIM CORPORATION, a Nevada corporation. | Case No: A-16-733602-B<br>Dept. No: XI<br><br>**ORDER GRANTING THE APPLICATION FOR THE APPOINTMENT OF BRYAN S. GLASS AS CUSTODIAN OF ASIARIM CORPORATION PURSUANT TO NRS 78.347(1)(b)**<br><br>**(BUSINESS COURT)** |

**NOW THEREFORE THE COURT HEREBY FINDS** that the Application of BRYAN S. GLASS to become custodian of ASIARIM CORPORATION, a Nevada corporation, having come on for hearing, in chambers, before this Court on the 22nd day of April, 2016; notice having been duly given to all concerned parties, no opposition having been filed with the Court, and for good cause appearing therefor,

**IT IS HEREBY ORDERED, ADJUDGED, AND DECREED** that:

1. Pursuant to NRS 78.347, shareholder, BRYAN S. GLASS, be, and is, hereby appointed as Custodian of ASIARIM CORPORATION, a Nevada corporation ("ASIARIM").

2. BRYAN S. GLASS is authorized to take any actions on behalf of ASIARIM, pursuant to NRS 78.347, that are reasonable, prudent, or for the benefit of ASIARIM.

3. BRYAN S. GLASS is authorized to appoint new officers and directors for ASIARIM.

4. Pursuant to NRS 78.347(3)(a), BRYAN S. GLASS shall comply with NRS 78.180 to reinstate ASIARIM and submit evidence of compliance with NRS 78.180 to this Court.

5. BRYAN S. GLASS shall provide reasonable notice to all shareholders of record of a shareholders' meeting (the "Meeting"), to be held within a reasonable time after this Order is entered and BRYAN S. GLASS shall submit evidence of compliance with this requirement to this Court.

6. The Meeting shall be an Annual Meeting, and BRYAN S. GLASS is hereby designated by the Court as Chairman to conduct the Meeting and to appoint a person to make a record of the Meeting

7. The Transfer Agent for the ASIARIM and the Resident Agent for the ASIARIM shall, and all other third parties, including but not limited to attorneys and accountants for AIV, are authorized to, promptly and upon demand therefor by BRYAN S. GLASS, provide BRYAN S. GLASS true, exact and complete copies of all records in their possession relating to ASIARIM, including without limitation all shareholder lists, share transfer records, accounting or financial records, articles of incorporation, bylaws, and minutes of any prior board of directors or shareholder meetings or written consents to act by the board of directors or shareholders.

8. BRYAN S. GLASS, as custodian of ASIARIM, shall submit a report to this Court of the actions taken at the Meeting.

9. BRYAN S. GLASS shall report to this Court every 3 months/years concerning his activities as custodian of ASIARIM, the activities of board of directors of ASIARIM, and ASIARIM's progress, and such other information as deemed necessary by the Court.

10. BRYAN S. GLASS shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of ASIARIM with the Nevada Secretary of State containing the following disclosures and statements:

a. Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning BRYAN S. GLASS or his affiliates.

b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of ASIARIM to request that ASIARIM comply with corporate formalities and to continue its business.

c. A statement that BRYAN S. GLASS is, in fact, continuing the business of ASIARIM and attempting to further the interests of its shareholders.

d. A statement indicating that BRYAN S. GLASS will reinstate or maintain the corporate charter of ASIARIM.

e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

**IT IS SO ORDERED** this 5th day of May, 2016.

**DISTRICT COURT JUDGE**

Respectfully Submitted:

**BRYAN R. CLARK, P.C.**

BRYAN R. CLARK, ESQ.
Nevada Bar No. 4442
*Attorney for Custodian*